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                                                                   EXHIBIT 23.1


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      June 28, 2001

                                         Arthur Andersen - Jordan
                                         Certified Public Accountants
                                         A Member Firm of Andersen Worldwide

                                         P.O. Box 5552
                                         Amman 11183
                                         Hashemite Kingdom of Jordan

                                         Tel 5526111
                                         Fax 5536300






      As independent public accountants, we hereby consent to the use of our reports (and to all references to our firm) included in Aramex International Limited Company's Form 20-F for the year ended December 31, 2000.


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                                         ARTHUR ANDERSEN